UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2014

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35253	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24911 Avenue Stanford

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                  Other Events

On February 28, 2014, Wesco Aircraft Holdings, Inc. (“Wesco”) completed its acquisition of Haas Group Inc. (“Haas”) pursuant to the Agreement and Plan of Merger dated January 30, 2014.  On May 15, 2014, Wesco filed a Current Report on Form 8-K/A to amend its Current Report on Form 8-K filed on February 28, 2014 to provide the financial information required under Items 9.01(a) and 9.01(b), including, (i) the unaudited condensed consolidated financial statements of Haas for the nine months ended September 30, 2013 and 2012; (ii) the audited consolidated financial statements of Haas for the years ended December 31, 2012 and 2011; and (iii) the pro forma financial information reflecting the acquisition of Haas by Wesco.  On May 22, 2014, Wesco filed a Current Report on Form 8-K to provide the audited consolidated financial statements of Haas for the year ended December 31, 2013.

This Current Report on Form 8-K is being filed to provide the unaudited pro forma condensed combined statement of earnings of Wesco for the six months ended March 31, 2014, reflecting the acquisition of Haas by Wesco.

Item 9.01                 Financial Statements and Exhibits.

(d)                             Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined statement of earnings for the six months ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2014	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined statement of earnings for the six months ended March 31, 2014.